                                                Exhibit 99.1

Edgewell Personal Care Company 6 Research Drive Shelton, Conn 06484
FOR IMMEDIATE RELEASE	Company Contact
Chris Gough Vice President, Investor Relations 203-944-5706 Chris.Gough@Edgewell.com

Edgewell Personal Care Announces Executive Leadership Changes to Position Company for Continued Growth

Dan Sullivan appointed Chief Operating Officer; Francesca Weissman promoted to Chief Financial Officer

Company streamlines International markets; increases focus on commercial innovation and operational execution

Shelton, CT, August 6, 2024 – Edgewell Personal Care Company (NYSE: EPC) (“Edgewell” or the “Company”), today announced key changes to its executive leadership team, including the appointments of a Chief Operating Officer (COO) and a new Chief Financial Officer (CFO), in conjunction with a simplified and streamlined organizational structure that will better position the Company for continued long-term, sustainable growth.

“As the results we reported this morning illustrate, our strategy is working. We delivered modestly positive topline organic growth and another quarter of healthy year-over-year gross margin accretion. As a result, we have increased our Adjusted EBITDA and Adjusted EPS outlook for fiscal 2024. With these strategic changes, Edgewell is well-positioned to further capitalize on the growth opportunities we see in the markets we serve,” said Rod Little, President and Chief Executive Officer of Edgewell Personal Care. “I’m confident that the changes we are making to our leadership team and operating structure will help bolster our global business, strengthen our consumer-centric innovation platform and accelerate our efforts to continue to drive meaningful gross margin accretion, all in support of our overarching goal of delivering consistent and sustainable top- and bottom-line growth.”

COO Appointment and CFO Promotion

Dan Sullivan, currently CFO and President of Europe and Latin America, has been appointed to the position of COO, effective immediately. This appointment will streamline and strengthen the Company’s leadership structure, narrow spans of control, enhance the speed of decision-making and improve enterprise execution against critical business priorities to maximize performance. Sullivan will continue to serve as CFO until December 1, 2024.

In his role as COO, Sullivan will be responsible for continuing to drive and grow the Company’s International markets under a newly consolidated International business. Additionally, while continuing to have purview over Finance, IT, Strategy, M&A and Business Development, he will now also oversee Global Operations, Supply Chain and Corporate Sustainability.

Sullivan joined Edgewell in 2019 and has more than three decades of experience in corporate finance, strategy and operations. Prior to Edgewell, Sullivan successfully led financial and operational functions across various global retail and CPG organizations.

Francesca Weissman, currently Senior Vice President of Finance and Business Strategy, will assume the role of CFO effective December 1, 2024. Weissman will report to Sullivan and continue to lead all aspects of corporate FP&A and commercial and operational finance. Her additional responsibilities as CFO will include oversight of Controllership and Accounting, Investor Relations, Internal Audit, Tax, and Treasury. She will work closely with Sullivan in the months leading up to her officially taking the role to ensure a smooth and seamless transition.

Weissman joined Edgewell in 2019 and has over 25 years of broad finance experience across all aspects of finance, M&A and corporate strategy. Prior to Edgewell, she held senior leadership roles of increasing scope and responsibility across various industries with global, publicly held organizations.

“I have seen Dan’s dedication to the business firsthand and recognize his successful scaling of growth in Europe and Latin America over the past two years while enhancing our organization’s focus on execution and performance. I look forward to his continued focus on our gross margin accretion priorities and driving company-wide organic and inorganic growth as we execute our strategic initiatives,” said Little. “I am also proud to promote a key member of the Finance organization, Francesca Weissman, to CFO. She has been an integral part of our team and I am confident that she will make a positive impact as she takes on new leadership responsibilities.”

Organizational Changes

In addition to strengthening its executive leadership team, Edgewell is also streamlining its International markets – to simplify its operating structure, allow for greater focus on commercial innovation and operational execution and better position the Company for sustainable top- and bottom-line growth.

All international businesses, including Europe, Latin America, Japan and China, will now be under Sullivan’s leadership.

Rod Little and Eric O’Toole, President of North America of Edgewell Personal Care, have agreed on the need for a new direction for North America; consequently, O’Toole will be stepping aside from the role following a brief transition period, with Little assuming direct responsibilities for the region on an interim basis. An executive search is currently underway to fill the position. Once the role is filled, it will continue to report to Little.

“Eric joined us in 2020 and led our North American business’ return to growth in fiscal 2021 through fiscal 2023. He has been a great partner who built a new and improved organization structure and drove significant improvement in team engagement,” said Little.

Q3 Earnings

Edgewell also today announced results for its third fiscal quarter 2024 and will host a live webcast of the earnings conference call at 8:00 a.m. Eastern Time. To access the webcast, press release, and other supporting materials, please visit the Company’s investor relations website: https://ir.edgewell.com/.

About Edgewell Personal Care

Edgewell is a leading pure-play consumer products company with an attractive, diversified portfolio of established brand names including Schick® and Wilkinson Sword® men's shaving products; Schick® and Billie® women's shaving products; Edge® and Skintimate® shave preparations; Playtex®, Stayfree®, Carefree® and o.b.® feminine care products; Banana Boat® and Hawaiian Tropic® sun care products; Bulldog®, Jack Black® and Cremo® grooming products; FieldtripTM skin care products; and Wet Ones® hygiene products. The Company has a broad global footprint and operates in more than 50 markets, including the U.S., Canada, Mexico, Germany, Japan, the U.K. and Australia, with approximately 6,800 employees worldwide.

This document contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. You should not place undue reliance on these statements. Forward-looking statements generally can be identified by the use of words or phrases such as "believe," "expect," "expectation," "anticipate," "may," "could," "intend," "belief," "estimate," "plan," "target," "predict," "likely," "will," "should," "forecast," "outlook," or other similar words or phrases. These statements are not based on historical facts, but instead reflect the Company's expectations, estimates or projections concerning future results or events, including, without limitation statements regarding our Adjusted EBITDA and Adjusted EPS outlook for fiscal 2024, our strategy and growth opportunities and the executive leadership team transitions. Many factors outside our control could affect the realization of these estimates. These statements are not guarantees of performance and are inherently subject to known and unknown risks, uncertainties and assumptions that are difficult to predict and could cause the Company's actual results to differ materially from those indicated by those statements. The Company cannot assure you that any of its expectations, estimates or projections will be achieved. The forward-looking statements included in this document are only made as of the date of this document and the Company disclaims any obligation to publicly update any forward-looking statement to reflect subsequent events or circumstances, except as required by law. You should not place undue reliance on these statements.

In addition, other risks and uncertainties not presently known to the Company or that it presently considers immaterial could significantly affect the accuracy of any such forward-looking statements. Risks and uncertainties include those detailed from time to time in the Company's publicly filed documents, including in Item 1A. Risk Factors of Part I of the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission on November 28, 2023.

Media Contact:
Chris Gough
VP Investor Relations
Chris.Gough@Edgewell.com

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